Listing Report:Supplement No. 56 dated Sep 17, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 416265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 11.17%	Starting monthly payment:	$63.67

Auction yield range:	3.18% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,718	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$0
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	pat99pak	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008) 740-760 (Nov-2007) 720-740 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
pet sitting business
Purpose of loan:
This loan will be used to start a pet sitting & pooper scooper?business.? To purchase insurance, bonding,? and advertising.

My financial situation:
I am a good candidate for this loan because I have worked as a pet sitter for 12 years. I know the time and commentment that is needed including working all holidays and weekends.? Out of the 12 years I owned the pet sitting company for 3 years.? Moving closed it down.? So now I'm trying to start again in a new city.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1996	Debt/Income ratio:	36%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,136	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sweetmd	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2007)
Principal balance:	$4,847.95	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Need to consoidate debts
Purpose of loan:
This loan will be used to? consolidate bills in order to make just one payment with affordable interest. I have used a portion of my?first loan towards a home business that did not prosper. I took a small paycut from?the company that?I have been with for 12 years?and all benefits were cancelled (medical, dental and life insurance); thus, leaving me with more out-of-pocket expenses. I guess a lot of companies, including ours,?were really affected by the recession. Because of the economy, employees are forced to choose between cutting salaries and/or benefits?and?being out of work. I just feel fortunate that I still have a job. My bosses assured me though?that my job is secured and?once the company is back on its feet again, they will reinstate?the employees'?old salary and give us back the percentage that they took from us.?With the paycut and the cancellation of benefits, it did take away a lot from me intended for my savings.?With this loan, I'll be able to consolidate payments from 4 credit cards with very high interest rates and make just one affordable payment; hence, leaving me with?a little bit of?money to add to my savings.

My financial situation:
I am a good candidate for this loan because? I pay my loans on time.?Prosper will be able to vouch for this since I haven't missed any payments on?my first loan and I only have 13 more months to pay it off. Moreover, this loan?will?pay-off 4 credit cards?that will allow me to?have?extra?money to?add to my?savings, and to be able to purchase a medical insurance for myself. I just need to get a loan where I can have a little breathing room?with my finances.

Monthly net income: $ 3094.72

Monthly expenses: $
??Housing: $?775
??Insurance: $ 0
??Car expenses: $?290
??Utilities: $?35
??Phone, cable, internet: $ 20
??Food, entertainment: $?250
??Clothing, household expenses $?150
??Credit cards and other loans: $?1,100, including?my first loan pymt for prosper
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	30%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	31 / 30	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	84	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,782	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	brightest-cozy-asset	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need new HVAC unit
Purpose of loan:
My central A/C unit went kaput this week and needs to be replaced.??Unfortunately the furnace?also needs to be replaced to make it more compatible?with the newer units, but the good news is that the new unit will be more efficient and GREEN!?

My financial situation:
I am a good candidate for this loan because I pay my debts timely; but as a single parent I find any small savings that I am able to set aside is easily gobbled up by school clothes, supplies, and etc.

Monthly net income: $ 6,200

Monthly expenses: $
??Housing: $ 2300????
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 650
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1000
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,541	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hallerk2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Diligently Driving Down Debt
Purpose of loan:
I having been working hard to drive down my debt and?am looking?to consolidate what I have left.?

My financial situation:
I am a good candidate for this loan because I am determined to continue to be responsible financially. I have significantly improved my credit standing over the past few years, and I am meeting all of my financial obligations currently. I would just like to consolidate the last bit of debt. I am?trustworthy and committed to being responsible. I have worked for the same company for almost 14 years and have had no late payments in the last seven years. I would greatly appreciate the help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$290.98

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	34%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,772	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	123happy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$2,630.29	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
New Roof on House
Purpose of loan:
This loan will be used to? Put a new roof on our house

My financial situation:
I am a good candidate for this loan because? I have a stable job and I always pay my bills

Monthly net income: $ 2,800.00

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 50.
??Car expenses: $ 50.
??Utilities: $ 50.
??Phone, cable, internet: $?30.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 15.07%	Starting monthly payment:	$41.64

Auction yield range:	11.18% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,756	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	TXHPOG	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High interest credit car
Purpose of loan:
This loan will be used to pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because I am making monthly payments already but would like lower interest on my debt

Monthly net income: $ 4200????????

Monthly expenses: $
??Housing: $ 500????
??Insurance: $? 250
??Car expenses: $
400??Utilities: $ 100
??Phone, cable, internet: $? 100
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $ 400?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.21%	Starting monthly payment:	$45.25

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	3y 11m
Amount delinquent:	$48	Revolving credit balance:	$20,129	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	respectful-reward8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR MY WEDDING
Purpose of loan:
This loan will be used to? help pay for the rest of?our wedding. I am getting married on November 7th of this year. We still have a lot to pay for in the next?6 weeks: the photographer, dj, and florist just to name a few.

My financial situation:
I am a good candidate for this loan because? I just need a little boost to help take care of?our wedding cost. I am a committed and reliable person that believes in taking responsibility for my finances. My fiance?has taken a huge cut in hours at his job this year?due to the economy, and this loan would really help us out.??I work full time as a Store Manager and District Trainer for Chicos FAS, a women's clothing and accessory retailer. I have been with them for?almost 4 years!?
Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $?345.00
??Insurance: $ 71.00
??Car expenses: $ 446.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?450.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	21%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$19,695	Revolving credit balance:	$194	Occupation:	Food Service
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	cashflow123	Borrower's state:	Washington	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Jan-2007) 540-560 (Dec-2006) 520-540 (Nov-2006)
Principal balance:	$546.58	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Help us Pay it Forward for others
My financial situation: I am a good candidate for this loan because? Hi, my wife and I have started the Donut Business here in Washington since June of 2007.? We decided to start up due to the economy.? Here in Washington State (The Great Northwest) is the perfect place for Island Mini Donuts.? With Starbucks and other coffee baristas in every corner here, Hot fresh Island Mini Donuts would be a great addition with the fresh brew headed to work, on the way home and don?t forget the kids at home too!? In 2008?the fairs that we have participated in, the coordinators of each of the fairs have expressed their enthusiasm and invited us back to their event in 2010!

** we have turned in and donated to the American Red Cross Rainier Chapter about $1100.00 Dollars this?year so far.? there is still 4 more months till the year is over.? Please help us to continue to Pay it Forward with the American Red Cross,?Help Save A Life!

The purpose of the business loan is for a bigger fryer ($3400.00) and signage for the business ($1000.00). ? I have been with Prosper for a while.? I have borrowed from the Prosper community and have never missed a payment.? I have also had the privilege to help others out by being a lender of Prosper too.? I am hoping with the good track record with Prosper you will find it in your self to help me out one more time with a business loan so that I could prosper in our business and in return share the wealth with the lenders of this loan with the interest and later pay it forward and we would help others do the same as a lender. So I hope you would consider our business loan for funding.? Thank you and God Bless??

Monthly net income: $ 3000.00
Monthly expenses:
Housing: $ 1000.00????????????????????
Insurance: $ 105.00??
Car expenses: $ 305.00??
Utilities: $ 135.00??
Phone, cable, internet: $ 70.00??
Food, entertainment: $ 500.00??
Clothing, household expenses $ 80.00??
Credit cards and other loans: $ 60.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$608.84

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$269	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tb972	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	6 ( 100% )	780-800 (Latest)
Principal borrowed:	$29,000.00	< mo. late:	0 ( 0% )	800-820 (Aug-2009) 760-780 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Serving people with disabilities
Purpose of loan:?? I am opening a supported living agency for adults with developmental disabilities.My agency will support people with developmental disabilities to live in their own homes.The alternative for many is an institution or nursing home that is costlier and not a home.My twenty year old son lives in a supported living home.He is deaf-blind, has developmental disabilities and uses a wheelchair.???Three years I began the transformation of?a day program for people with disabilities.The program was serving 26 people with the most severe behavior challenges whose options were limited mostly by the uninspired day program.Today the program supports 42 people and everyone either works in the community, manages their own small businesses (or both); and volunteers.
Financial:? I have a great credit score.? I own a home and two cars.? As of September 15, 2009 I have commenced working full-time developing my business and am no longer employed as the director of the day program.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$84.31

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	7%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	1y 2m
Amount delinquent:	$179	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	samajenee	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 640-660 (Dec-2007) 640-660 (Nov-2007)
Principal balance:	$1,648.94	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2ND LOAN. NO MISSED PAYMENTS.
Purpose of loan: PLEASE READ!!!! I WON"T LET YOU DOWN!!!! 2nd Loan. NO MISSED PAYMENTS~~

(explain what you will be using this loan for)
I am a?29 year old woman that has a college degree in Business Administration. I am an Army Veteran and I am very responsible. I have two cars in my name that are completely paid off. I am currently paying rent on an apartment right now and have NEVER missed? a payment.? I will be?getting 2 degrees at one time, but will have money left over every month(GI BILL) to?help me pay this debt.? I would?not have a?problem paying this loan.
?I would like to pay off some previous expenses to raise my credit score and totally eliminate my debt.T

I would really appreciate your help and would not let you down. Thanks.
My financial situation:
(explain why you are a good candidate for paying back this loan)?
I would definitely like to eliminate the debt I now have.. I know that my credit rating is a "C" but I am trustworthy, I am trying to build my credit,?not destroy it. This could help get me there.
CURRENT ON FIRST LOAN. WANT TO USE THIS MONEY TO CONSOLIDATE AND LOWER INTEREST RATE. PAY OFF EXISTING LOAN.
Monthly net income: $2600-job

Monthly expenses: $
??Housing: $ 570 (Current, NO?MISSED PAYMENTS)
??Insurance: $ 50

??Car expenses: $ 0 (Car paid for entirely)
??Utilities:?Payment plan (?I am a good customer so I try to just pay it weekly, but I am a little behind. Owe a?little over $200.)
??Food, entertainment: $?200
??Credit cards and other loans: $ NO, NO , NO? Credit Card debt.
Loan totaling...$1700. (PROSPER LOAN. WANT TO PAY THIS OFF.) EST. LOWER INTEREST RATE.

BASICALLY WANT TO GET BACK ON TRACK WITH MY PAYCHECKS. PLAN TO BE LOAN FREE BY NEXT YEAR~~~
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.21%	Starting borrower rate/APR:	29.21% / 33.22%	Starting monthly payment:	$42.02

Auction yield range:	14.18% - 28.21%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1988	Debt/Income ratio:	24%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$13,163	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007)
Principal balance:	$711.06	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Want to consolidate bills
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $?750
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$229.33

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2004	Debt/Income ratio:	16%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,841	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	durable-market7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
aying off my credit cards college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$209.53

Auction yield range:	17.18% - 28.00%	Estimated loss impact:	20.63%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	50%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,556	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	illini2242	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007)
Principal balance:	$1,093.86	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Impending Baby Expenses
Purpose of loan:

First of all, I would like to take the time to thank all Prosper members for considering me for their loan and for your time to read my story.?Please help me if you can. My wife and I are expecting our first child around New Year's and would like to look to Prosper to help us with the costs that are involved. I have good employment and have paid my other Prosper loan on time for 2 years, so you have no worry of my defaulting on this. If you have any questions, please ask me.

My financial situation:

As I've stated above, I'm in a very stable job at State Farm?and have received numerous raises and promotions since being hiring in 2006.

Monthly net income: $2000

Monthly expenses: $ 1300
??Housing: $?250
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?350?

Money left?to pay Prosper Loan?$700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,450.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$270.01

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1990	Debt/Income ratio:	46%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,436	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ocxpunk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 640-660 (Jun-2008)
Principal balance:	$1,193.52	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Payoff 2 cards no longer using
Purpose of loan:
This loan will be used to payoff a couple of credit cards that I am not using, but since I am just paying them off, the terms have changed recently.? One has a rate of 12.99 and the other has a rate of 22.99.??I would like to make sure I pay them off?completely 3 years, and this is a clean way to get it done without dealing with the cc companies who are changing things more than once a year.

My financial situation:
I am a good candidate since I have had no problems with paying everything off.? I have?one?more?I could consolidate, but it is at 10.99 and?that is one I am also paying down.? This is my second loan attempt?on this system, after a successful first attempt, which is half way completed.

Monthly net income: $ 3140

Monthly expenses: $
??Housing: $?1050
??Insurance: $ 125
??Car expenses: $ 190?
??Utilities: $ 115
??Phone, cable, internet: $ 75
??Food, entertainment: $?140
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	24%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,597	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	theshane	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$3,061.19	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business Advertising And Supplies
Purpose of loan:
This loan will be used to pay for advertising for my computer repair company, Dweebs On Duty. I will also use it to purchase a new PC for the company.

Dweebs On Duty
Dweebs On Duty is a computer service company that offers Metro Detroit and Ann Arbor computer services at a better price than the big guys. I started this company after helping to launch the largest computer repair company out there for a major retailer. I found that the retailer did not care about their customers and I had to do something about it.

My financial situation:
I am a good candidate for this loan because I know the computer repair business better than most people as I have worked in the field for over 10 years and I helped to launch a major computer service provider. I also hold a stable full time job at a University and My wife is a Nurse, so we are pretty layoff resistant. I have a loan from prosper already and have not missed a payment and do not plan on it. I will be paying the loan each month out of my bank account regardless of how much the company brings in because I have a stable income.

My Credit History
I have not had a late payment in years, my delinquencies are from when I was younger and my father had a medical emergency and could not work. I hat to chose to help him out or pay my credit card debt, as I didnt make much back then. All of my bills are current and will stay that way.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 175
??Car expenses: $ 750
??Utilities: $ 100-$300 Depending on Season
??Phone, cable, internet: $ 150
??Credit cards and other loans: $ 600

Thank You For Reading, I hope we can do business together.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$761.70

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1989	Debt/Income ratio:	48%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$110,531	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spry-repayment	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of High Interest Credit Card
Purpose of loan:
This loan will be used to? Pay of a high interest Credit Card.
I am not?concerned about?lowering my monthly payment, I am looking for a lower rate so that more of my payment goes to retire the principal.

My financial situation:
I am a good candidate for this loan because? I have no late payments in the last 5 years. I make payments monthly on-line at the credit card web site, or via Direct Debit from my bank account.

I am employed as a Manager with a growing company with good prospects. I have been at my current employer for six and a half years. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2003	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,452	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	responsibility-oyster	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
This loan will be used to help a friend and I pay for college and books this quarter. Just to mention I do understand that I am solely responsible for paying off this debt and that my friend has no obligations towards this at all. I am a Music Performance major, I play the bassoon and I am in a city orchestra which does pay but not enough to count for anything mostly I do it for the fun and experience. Last year was a rough year for me because I got ill through one of the quarters and was forced to drop to save gpa. I just need a little help money wise for one quarter so I am re-eligible for financial aid next quarter. My friend is attending the local community college and is in the same boat as I am. I believe I am a good investment because I am looking to get a job( I have a job interview set up that will hopefully go well) and I live with my mother at the time so I don't have any expenses to pay off besides this and gas. I am also a good investment because I have paid off my monthly credit card bills on time. I would greatly appreciate the help. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,133	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	proper-p2ploan	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
I own and?operate 4 Liberty Tax Service Offices.??This year we did a little?over 3300 tax returns with sales of $510,000.? We have an opportunity to expand to another territory and open a 5th Liberty Store and this loan would help us do that.? Our management team has been in place for over 5 years and had a 33 percent increase in income this year and expect that next year our growth should be well over 40 percent on existing stores and the New office should do a little over $100k in revenue.? I also own half of the DMA for Liberty Tax which means I am the Area Developer and share in Royalties and Sales with Liberty Corporate for the entire area.? I own 4 Stores but we are over a total of 28 stores presently and are projected to add 8 to 10 more this year.? The DMA is valued at 1.5 million and prouduced a income of 247k.? We currently owe 548k on the DMA but will pay that off in June 2011.? Every dollar made at present is going to paydown the debt at present.

My financial situation:
I retired from Bayer Chemical 6 years ago and bought Liberty Tax 5 years ago?and have always had a great credit score.? I carry no credit card debt and the only real debt is my home mortgage that the business pays.? Starting in 2010 the plan is for the business to start paying down the principle on my house and should reduce it by 50k a year.? The business is very established and will be debt free after this upcoming season with the exception of the new store.? I have been and always will be financaly stable.? I was a "Top Gun"franchisee for the last 3 years which means our operation was in the top percentile when judged against other franchisees as?a whole.? My financial situation is extremley stable at present and only gets better as time goes on because of growth and low debt.? We plan to be completely debt free by 2011 and sales figures past, current, and projected future clearly show that is doable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	11.18% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1988	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,874	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	truth-negotiator3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a handle on it all
Purpose of loan:
The purpose of this loan is to pay off my credit card debt. With the current interest I am paying each month it will never be paid off.?

My financial situation:
I am a good candidate for this loan because I have not been late on a payment for over 9 years.? I have 3 boys and a beautiful wife. We own a home and do not try to keep up with the Jones'. I have been in my industry for 10 years and since 2003 I have made more money each year.? We live off of my income alone, as my wife is a stay-at-home mom. If I ever did lose my job and had a reduction in income, she would return to the workforce and we would not experience a lengthy income reduction. I am excited about the opportunity to pay off my debt in 3 years and plan to help others in the same way you are helping us.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424639
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1999	Debt/Income ratio:	45%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,573	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	best-fair-truth	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit Cards!!!!!
Purpose of loan:
This loan will be used to eliminate my credit card debt, and get ahead to great credit and?financial security. If I?eliminate the high interest cards with this loan I will be able to pay this loan easily.?

My financial situation:
I am a good candidate for this loan because I have been employed with the same company for 10 years.? I am a hard working family man that hit a few bumps in the road when my wife was not working and it has accumulated, but with her job that she has had for just over a year we are on our way to getting back on track?. I am always paying my bills on time never late?on any bills. My income is Around 50,000.00+??My wife also has an income of $800.00 a month to help with these expenses.

Monthly net income: $ 2600.00 Reg hours?and usually paid $300.00 to $400.00 Over time +$800.00 of family income

Monthly expenses: $
??Housing: $ 1200.00 Mortgage
??Insurance: $ 73.00
??Car expenses: $ 130.00? on 2 vehicles
??Utilities: $ 200.00
??Phone, cable, Internet: $ 220.00?
??Food, entertainment: $?500.00?
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 700.00 trying to pay this off with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,837.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.98%	Starting borrower rate/APR:	19.98% / 22.22%	Starting monthly payment:	$105.40

Auction yield range:	6.18% - 18.98%	Estimated loss impact:	5.33%
Lender servicing fee:	1.00%	Estimated return:	13.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,923	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	higgins08	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$1,374.03	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Revamping Our Website
Purpose of loan: With this loan I will invest in our website and our marketing. I would like to automate the education of our potential clients and current customers to better serve them as we add value to their business.

My financial situation: I am a great candidate for this loan because I have a successful web consulting business that will easily expand with a revamped website and marketing process.

Monthly Net Income: $4000

Rent: $1295Car/Renters Insurance: $150Electric/gas: $280Water/sewer: $35Internet/phone: $40Credit card payments (we do not use credit cards anymore): $220Student loan payments: $160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424669
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	22%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Golfer65	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 94% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 700-720 (Jan-2007) 700-720 (Oct-2006)
Principal balance:	$1,606.15	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Beachside Grocery
The purpose for this loan is to move our current Whispering Surf mini mart across the street to a larger space, that has more traffic, and convert it to a full convenience store.

This loan will be used to purchase store fixtures, coolers, and all additional equipment needed to set up the C store, along with all applicable licenses and permits to sell Beer/and Wine.

I am a good candidate for this loan because I started the Whispering Surf Mini-Mart with a $10,000 loan through Prosper in March of 2007. My current balance is $1,599 Loan has been current throughout entire period.

With the mini mart being able to carry the loan over the last 21/2 years, it will be no problem paying this loan, being that the loan will only increase slightly, and with the addition of beer/wine, hard dip ice cream, fountain drinks, Lotto, and many more grocery items, not only will we be able to make our payments we will see a great increase in our gross sales.

Store is now open. I have already applied for Beer/Wine license.

Monthly net income $3000
Monthly Expenses
Housing $800
Insurance $89
Car Expenses $100
Utilities $190
Phone, Cable, Internet $125
Food, entertainment $300
Credit cards and other loans $327.58 Prosper Loan

Thank you for taking the time to review my loan request. Please feel free to contact me with any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2004	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,347	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rowlandm2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2009) 620-640 (May-2009) 620-640 (Oct-2008) 620-640 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Payoff BOA - 2nd Prosper Loan
Purpose of loan:
This loan will be used to consolidate 2 outstanding credit card balances into one payment.? Discover dropped my available credit limit to my outstanding balance and caused my credit utilization rate to skyrocket.? Bank of America's computer caught this change and raised my interest rate to 29.9% and then 2 months later closed my account without any notice.? When I inquired they said it was my credit utilization rate.? With all the greed in the banking industry I would rather pay a higher interest rate to a group of my peers rather than making some large banking corporation richer.? I travel for my company and get reimbursed about 2 weeks after I travel.? I average about 900 to 1000 in expenses in any given week for Air, Hotel, Car, and Food.? These expenses are reimbursed to me, but I have to carry the expense for up to 14 days.? Therefore, it is very important to me to maintain the remaining credit cards in good standing without having additional card issuers lower my limits.? Consolidating this debt will improve my revolving credit utilization and hopefully keep the other companies from lowering my limits.

My financial situation:
I am a good candidate for this loan because I have no history of late payments, am current on all outstanding loan obligations.?? I work in a very stable job for a large manufacturer traveling throughout the South as a Regional Administrator (Trainer).

Monthly net income: $ 4500

Monthly expenses: $ 2545
??Housing: $ 695
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 0	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Bookworm2000	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	580-600 (Sep-2008) 600-620 (May-2008) 560-580 (Apr-2008) 560-580 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Second Successful Prosper Loan!
Thanks in advance to all prospective lenders!

This will be my second Prosper loan!?Thanks to all previous bidders as you all have helped me succeed at paying down my previous debt. I have made every payment on time with my 1st loan, and I assure you that I will continue to do so with this one as well. I?m currently in the process of interviewing with various Nursing schools for Spring 2010 admission, wish me luck.

Purpose of Loan

I intend to use this loan for educational expenses.?First of all, I plan?to purchase a much needed laptop computer that I'll soon need for assignments, projects and?presentations. Secondly, this loan will also be used to help cover the cost of other future expenses like books and uniforms.

Repayment Arrangement

Once again, I'm happy to announce that I?ve completely paid off my previous Proper loan?of $1,500.00.?It's now proven that I'm more than capable of making?every payment on time. I?m highly responsible as you can see from my recent credit profile and debt-to-income ratio.?Im currently up to date and in good standing with all my creditors, so please be confident that this loan will be paid in?FULL within 6 months. I actually fulfilled my 1st loan repayments within just 18 months. If there are any questions, please feel free to contact me at anytime.? This is a perfect way to help support someone honestly trying to accomplish his future goals, all of which will be graciously appreciated. Here is an outline of my expenses.

Monthly Income: $1,200.00 (Net)

Monthly Expenses

Rent/Water:???????? $200.00??????????????
Savings:??? ?????? ?? $200.00???????
Charity:??????????? ?? $120.00
Phone:??? ???? ? ? ?? $100.00
Auto Insurance:??? $80.00
Car Note:???????????? $175.00???
Misc. Expenses:? $325.00 (Prosper loan Repayment funds)

Have an Wonderful Day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2002	Debt/Income ratio:	4%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,027	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bold-sturdy-integrity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate my loans.

My financial situation:
I am a good candidate for this loan because I am a Federal employee and I also own a rental home that makes a profit after paying the mortgage. I also have a roommate to add to my income and will also add another if it is needed. I live in a 3 bedroom single family home with a full basement, so we have the room. I also receive $1200 a month in child support. I am not a shopper and am just in a tight bind because my home got dinged by my housing association and I had to make a few thousand dollars in repairs. I will also begin receiving a housing allowance from by Post-9/11 GI bill that will pay me $1900 a month for housing beginning in late September-early October. Thank for your consideration!

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 3900
??Insurance: $ 150
??Car expenses: $ 100?(I commute into DC, so I don't drive much.)
??Utilities: $ 350
??Phone, cable, internet: $ 100
??Food, entertainment: $?200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 430
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$115.82

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	20%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	57	Length of status:	1y 4m
Amount delinquent:	$4,024	Revolving credit balance:	$5,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	amo713	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$2,634.54	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Relist: Plan for 12 month pay-off
Purpose of Loan: In the last four months, I have had to replace my air conditioner, furnace, washer and dryer, and used high interest Credit Cards?to pay for these appliances. I would like to pay down my credit cards to continue repairing my credit rating.

I?have had a loan with Prosper for a year, with no lates. With my 1st loan, I was a C, and now, with no change in credit score, the new system shows HR.?I am not a risk. I paid down my bank card utilization, but it went back up when I had to replace FOUR major appliances in recent months.

Career History: I have been in the same field for 18 years, but switched companies last May to take on a more challenging/higher income role. Prior to that I was with my last company for five years.

My financial situation: I am a good candidate for this loan because?I have an excellent payment record with all of my creditors.? I am the sole provider in my home -- purchased myself 9 years ago, and have a history of on-time payments. I am no longer DQ due to a recently approved loan modification,?where my payments were frozen?(not applied) prior to the modification kicking in.?I make very good money, and am also on track for a 23% bonus later this year. I have a structured budget in place -- outlined below,?and my existing income allows for ease in making my?loan payments. Additionally, while my info shows 12 open credit lines, that is incorrect. I have six, and am in communication with the credit bureau to correct this.

Monthly? income: $ 4,801
Monthly expenses: $ 4,192

Housing:? $1602 (Assoc. Fee $171; $1202 1st mort.; $229 2nd mort.)
Insurance:? $104
Car expenses:? $537 ($437 payment, $100 gas)
Utilities:? $100
Phone, cable, internet:? $124
Food, entertainment:? $200
Clothing, household expenses:? $100 (primarily essentials: toiletries, cleaning supplies, etc.)
Credit cards and other loans:? $800
Other expenses:? $200 (Health co-pay; vet, gifts, etc.)
Savings:? $300 (Planning for the future)
Estimated Second Prosper Loan Payment:? $125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 25.78%	Starting monthly payment:	$155.88

Auction yield range:	17.18% - 22.50%	Estimated loss impact:	26.28%
Lender servicing fee:	1.00%	Estimated return:	-3.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	21%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,990	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	buddhayes	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 7% )	620-640 (May-2008) 740-760 (Feb-2008) 720-740 (Dec-2007) 620-640 (Jun-2007)
Principal balance:	$1,382.75	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Consolidate my Debt Please Help
I am trying to get out of credit card debt nightmare.

I am a small business owner and maxed out my credit cards to keep my business running and now my interest on all the cards is 29.9% because suddenly I became a high risk person.

I had a $2500 loan from prosper 1 year ago and now only owe $1100 as I have paid ahead and will pay this off in 2 years as opposed to 3 years.

Here is what I need to consolidate:

Capital one Nightmare credit card: $3000 with 29.9 apr
NTB Credit card used for vehicle:?? $900 with 28 apr
Prosper financing fee:?????????????????? $100

I am asking for 25 apr as this rate will help me get ahead.?

My credit rating has suffered as it is so hard to pay down credit cards with all the fees and high rates they charge.? I am done with them and have been saving money? to deal with emergencies.

I am a homeowner and am working very hard to eliminate my debt within 2 years

Thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.50%	Starting borrower rate/APR:	5.50% / 7.55%	Starting monthly payment:	$60.39

Auction yield range:	3.18% - 4.50%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-2000	Debt/Income ratio:	9%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	17 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,076	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rafthe3rd	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2009) 720-740 (Jan-2008) 720-740 (Jun-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Prosper Reinvest - 0 Risk -
Purpose of loan:
I'll be using 100% of the funds for prosper re-invest.?

I have?28 active loans, 13 paid off, with very few defaults as of yet.? My stats so far as a lender are best viewed from the link below:

http://www.lendingstats.com/lenders/rafthe3rd

My plan is to continue bidding on loans with credit ratings similar to those I've bid on thus far.??I've been a lender for 2-3 years now and this will be my third time borrowing for reinvesting.? The link to the first and second through prosper is below:

http://www.prosper.com/lend/listing.aspx?listingID=159838

http://www.prosper.com/invest/listing.aspx?listingID=276966

The first loan is paid off as of (1/10/2008).?
The second load is paid off as of (8/1/2009)
This will be my third loan for the purpose of reinvestment.?

I hope to get an even better rate than I did before as interest rates are dropping and I have built up some credibility on this site.?

My financial situation: I work for Standard & Poors in New York City's Financial District.? Have been there for?almost?5 years.??

Monthly household net income: $ 7800.00?

Monthly expenses: $?3692.00??
Mortgage: $?1860.81
Maintenence: $ 861.40
Utilities: $ 120??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 50??
Student?loans: $?400 (Over paying)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1991	Debt/Income ratio:	4%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	25	Length of status:	1y 6m
Amount delinquent:	$20,240	Revolving credit balance:	$381	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount before end of?October?
My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.? Please note that in addition to my regular job I bartend three nights a week.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $900
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1990	Debt/Income ratio:	15%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brensdal	Borrower's state:	California	Borrower's group:	University of California at Santa Barbara Alumni
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 95% )	620-640 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	2 ( 5% )	580-600 (Jan-2008) 580-600 (Dec-2007) 600-620 (Sep-2006)
Principal balance:	$216.23	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Cover remaining Wedding Costs
Purpose of loan:
This loan will be used to? Cover remaining wedding costs including our honeymoon

My financial situation:
I am a good candidate for this loan because? I have a stable job coming up on 7 years of full-time employment with no threat of layoff.? I have paid off 1 Prosper Loan and am about to payoff the 2nd Loan with no late payments.? I am getting married in?2 weeks and we have some remaining wedding cost that we'd like to handle on our own.? We have pretty much paid for this entire wedding ourselves but still need a few more dollars to get everything done.? This is my first marriage and we want to do it right.? Thank you for your consideration.? I am open to any and all questions.

Monthly net income: $5800 ($9000 Gross)?

Monthly expenses: $ 4500
??Housing: $?1700
??Insurance: $ 135
??Car expenses: $700?
??Utilities: $?300
??Phone, cable, internet: $200?
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$34,259	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GDE1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Increasing inventory for holiday.
I have the opportunity to purchase inventory for the holiday at a fraction of the cost I normally pay. I have to hold the inventory for 2 months. Below I have posted the quarterly sales of our company. The repayment will come out of the Net Profit.

Sales COG Expenses Net
q1-07 $198,771.00 $97,428.00 $85,000.00 $16,343.00
q2-07 $209,664.00 $114,441.00 $85,000.00 $10,223.00
q3-07 $212,089.00 $93,041.00 $85,000.00 $34,048.00
q3-07 $197,900.00 $83,928.00 $85,000.00 $28,972.00
q1-08 $190,607.00 $100,340.00 $78,000.00 $12,267.00
q2-08 $196,689.00 $98,292.00 $78,000.00 $20,397.00
q3-08 $183,486.00 $97,929.00 $58,000.00 $27,557.00
q4-08 $170,002.00 $86,409.00 $58,000.00 $25,593.00

2 year Profit $175,400.00
Monthly Net $7,308.33
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$409.66

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2001	Debt/Income ratio:	25%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,063	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coachbk	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$3,181.45	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Improvements on new home purchase
I have been a Teacher and a Coach for now 28+ years. I have recently bought a home in in Naples Florida. My credit score has gone up more than 80 points since my last loan. The salary of mine has gone up to the middle 80's and even more if I choose to teach summer school. I paid $47500 cash down on my home. The money came from Game Show winnings on NBC , and I also shared it with family and friends , plus my school's softball team. I need a few thousand more to make the improvements on my home such as a new Trane air unit , landscaping ect., You see I put my other money to good use and don't plan on buying something I don't need. Please contact me if you have any questions
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,358	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	artcleveland	Borrower's state:	Arizona	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	560-580 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Auto Repair
?Auto body work
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$66,496	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	musikalt	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Things In Order.....
Purpose of loan:
This loan will be used to? pay down debt and to invest in a new, more profitable product line.? I currently?provide notary/ closing services for home owners, and with the recent real estate?market..... well you know.??

The new product line will be self-development products?for?my website:?? www.ThePath2TrueWealth.com.

Sooner rather than later, I want to?phase out the notary business and work smarter, not harder!? I'm tired of trading my time for money!? These new products?will not only?make that possible, I'll be able to triple and quadruple my income in a few short months!

My financial situation:

Recently separated (by truly tacky methods by his attorney) I lack the resources outside my normal environment (home) to get the funds necessary to begin!? My husband has tied up much of OUR credit with HIS wants..... leaving me out in the cold!?? My score was 750+ six months ago!?

A good candidate???Definitely!!!!???Besides being responsible, I take my "work" very seriously!?? I love what I do, and it gives me a lot of time at home to be with the kids!? It's not a?"JOB" anymore when you DON'T MIND getting up in the morning.? There's something to be said for those of us who get to do what we love - and make money doing it - especially when we're good at it!

PLEASE!? Help me make my dreams come true!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,541	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pianostudio	Borrower's state:	Utah	Borrower's group:	BYU Cougars
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding home office space
Purpose of loan:
I recently moved, and my office space in this new house is not what I need. However, since we just bought a home, it is difficult to qualify through more conventional means for a loan for my business right now. This loan will be used to renovate my home office space for two reasons: to make the space into a legal home office, so I can qualify for greater tax deductions; and to allow more space for recitals to take place. I am a piano teacher.
My financial situation:
I am a good candidate for this loan because I have been a piano teacher in this area for 13 years, all of which my business has operated in the black. In fact, I am among the top 10% of piano teachers in the county, in terms of tuition charged. I know this because I did my Master's thesis on this subject. I have a strong reputation, and despite the waning economy, have actually grown my business this year. I choose how many students I want; I always have a waiting list.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.39%	Starting borrower rate/APR:	22.39% / 24.66%	Starting monthly payment:	$326.34

Auction yield range:	17.18% - 21.39%	Estimated loss impact:	19.21%
Lender servicing fee:	1.00%	Estimated return:	2.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1993	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	17y 5m
Amount delinquent:	$3,082	Revolving credit balance:	$36,794	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visifav4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$9,889.96	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Purchasing additional equipment
Purpose of loan:
This loan will be used to purchase new products to expand my business

My financial situation:
I am a good candidate for this loan because? of a local niche we fill for our customers.

Monthly net income: $ 5166.00

Monthly expenses: $
??Housing: $ 2164.00????
??Insurance: $ 142.00
??Car expenses: $ 0
??Utilities: $ 300.00
??Phone, cable, internet: $117.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.98%	Starting monthly payment:	$41.36

Auction yield range:	4.18% - 27.00%	Estimated loss impact:	2.23%
Lender servicing fee:	1.00%	Estimated return:	24.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$50,439	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	rapid-dollar2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education Class Sept. 30 - Oct 1st.
Purpose of loan:
This loan will be used to attend training class for?our retirement planning business.? THE CLASSES ARE FROM SEPT. 30 - OCT. 1. in Denver, CO. and I need to make plans to attend prior to this date.??

My financial situation:
I am a good candidate for this loan because my wife and I are exceptionally responsible people.? We have NEVER missed a payment and were once 800++ FICO credit scores before the financial crash.? As banks began reducing credit limits during the credit crunch, we too were affected by that and it dropped our credit score 50+ points.? Not because we are bad repayers of debt - our credit limit?dropped to our credit balance and that reduced our credit score significantly (740+ now).?

My wife and I have owned our home for over 18 years (never missed a payment on a $2,000 mortgage), and we are upstanding citizens in our community.? Without question, you will receive every penny owed to you in our quest for a $1,000 loan.???

I am willing to pay a little-higher-than-normal interest rate for my credit score worthiness?to earn your business FAST.? I need to attend a retirement planning class from Sept. 30 to Oct 1st in Denver, CO.? This?loan will help me attend so I can become more knowledgeable in this field and earn an income for my family.??

Thank you so much for your help.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	47%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$25,675	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	givingguy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit cards
Purpose of loan:
This loan will be used to? Consolidate credit cards. My wife and I bought a house last year and used several 0% APR promotional cards to deal with the immediate need of furniture, washer/dryer, etc... Partially due to the promotion expiring but also suddenly less balance transfer options, my previous ability to keep all of our debts under 10% is no longer possible, some of the cards having jumped to as high as 30%. I'm looking to use Prosper to move several cards back to less than 10% APR.

My financial situation:
I am a good candidate for this loan because? My payment history with every car I've owned and leased is perfect, my mortgage payment history is perfect, and my credit card payment history is perfect. I have a six figure salary that is paystub verifiable (we use a payroll service) and my wife is a pediatrician. We just had a second child, so she's been not working this summer, but she will begin working again in October, increasing the monthly income in our household.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$307.45

Auction yield range:	14.18% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	40%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$21,406	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	best-investment-hawk	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating for sanity
Purpose of loan:
This loan will be used to? pay down higher interest loans.? In my younger, more care-free years, I was unaware that fun would add up, and include interest.? Before children,?I did what I want, when I wanted, and did not consider the future ramifications.? I am tired of merely surviving,? I want to be able to live, and consolidating my higher interest debt is step one in that process.

My financial situation:
I am a good candidate for this loan because? I am aware of my responsibility in repaying my debts, and intend to follow through with that obligation- with, or without a loan.? Although I have a substantial amount of revolving payments, I am consistent with my payments, and on time.? I have held a full-time job for the past 4.5 years, and have?learned how to allocate my salary appropriately.

Monthly net income: $ 3204.00

Monthly expenses: $
??Housing: $ 365.00
??Insurance: $?80.00
??Car expenses: $ 384.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$300.35

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	14%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,379	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	axelducheck	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate some debt on a line of credit and a credit card.

My financial situation:
I am a good candidate for this loan because I take my debt obligations very seriously, and I've never had a problem with being employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1975	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$22,477	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	HOUSTONTRANS	Borrower's state:	Texas	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Retired CFO with est Biz! Expanding
Purpose of loan:
This loan will be used to expand my current business by obtaining additional?bond?insurance, downpayment of equipment, broker's license and to pay down debt. I have several contractors that are looking to utilize my services immediately upon receipt of my brokers license. Obtaining my brokers license will increase my sales immediately, giving me the ability to offer more services, establish greater relationships with present and future clients. This will also provide additional jobs, which is one of the so many things our economy needs.

My financial situation:
I am a good candidate for this loan not just because I currently have the means to pay it back or not to mention I have never had a delinquent payment ever, but because this loan will create new jobs for my company and other companies as well. It also will increase job stability for present and future employees.?I am a retired CFO with over 25 years experience in this position. As a CFO and as a small?business Owner I know the significance of? commitment and a good established name.?About?5 years ago I used my retirement?savings?by investing in many different interest. One of those interest is the company I currently own. Which is one of my better investments. I made several investments in the market.?that cause me to loss a large portion of my retirement and savings, not to mention I was a victim of the Madoff Ponzi Scam. Maybe, you are wondering why I am sharing this with you? Well, I believe integrity, trust and honesty has given me great success over the years and hopefully that success may be established here as well. I thank you for your time and look forward to growing greater relationships on Prosper. Thanks!

Monthly net income: $8,500

Monthly expenses Total:?
??Housing: $1750
??Insurance: $234?
??Car expenses: $200
??Utilities: $450
??Phone, cable, internet: $120
??Food, entertainment: $500
??Clothing, household expenses $300
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1997	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	5	Length of status:	2y 9m
Amount delinquent:	$355	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$39,490	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	patspeak	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	580-600 (Nov-2007) 660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Business Expansion
????Purpose of loan:
This loan will be used for Business Expansion

My financial situation:
I am a good candidate for this loan because? I have had two previous loans with Prosper and have successfully paid each off early. I am never late on any payments for anything. I make the necessary income to successfully pay the required debt.

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 600 (Live with Family)
??Insurance: $ 120
??Car expenses: $ 150 Gas (Cars Paid Off)
??Utilities: $ 190
??Phone, cable, internet: $ 106
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 850
??Other expenses: $

I have the necessary income to pay these loans. I have a successful side business which has been doing well, but requires additional immediate funds. My inital loans assisted in the start-up of my business and I ended up paying each loan back early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2008	Debt/Income ratio:	9%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$727	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	the-wonderous-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
Purpose of loan:
The proceeds from the loan will help me consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I am honest, reliable and I take top priority in paying my bills on time and in full. I have been in my current position for almost 2 years. When I pulled my credit recently it was a 680. I have always made my payments on time. I appreciate your time and consideration. Thank you.

Monthly net income: $ 2,015.00

Monthly expenses: $ 974.00
??Housing: $ 300.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 94.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 130.00
??Credit cards and other loans: $150.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	14.18% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1986	Debt/Income ratio:	52%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,017	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	razor8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to? pay off an existing loan with Citifinancial at a lower interest rate.

My financial situation:
I am a good candidate for this loan because? I am trying to pay off the majority of my debt in the next three years and I have a retired military pension.

Monthly net income: $ $2,800

Monthly expenses: $
??Housing: $ 1103
??Insurance: $ 0
??Car expenses: $ 255
??Utilities: $ 140
??Phone, cable, internet: $ 120
??Food, entertainment: $ 80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$666.01

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1970	Debt/Income ratio:	26%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$73,637	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-reverent-deal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping underpriveledged community
Purpose of loan:
this loan will be used to assist family owned business in underdeveloped neighborhood--that assistance has stalled due to the economy after 20 plus years in area

My financial situation:
I am a good candidate for this loan because? of pay history and dependability to obligations
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	4.18% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$36,590	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	green-stockpiler	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deleveraging my Small Business
Purpose of loan:
In an effort to deleverage, since the beginning of the year I've been putting gazelle like intensity on paying down my company's debt. So far we've been moving in the right direction and hope to be a debt free company very soon. Due to recent credit card rate increases and lack of certain proper regulation in protecting business credit card holders I've found it increasing important to move the company credit card debt to more personal loans and close the card all together. By using Prosper I hope reduce my rate and pay this debt off faster than if I left it on the card.

My financial situation:
I have a high credit score. I've paid every debt I've ever received both personally and on my business. I don't have a late payment on my credit report and feel my income and length of time in business provides security to potential lenders. For the five years I've been in business revenues have increased every year (including 2008) and so far this year we've been hitting all-time records in growth of assets and investor return. I believe I am a very low risk investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$289.55

Auction yield range:	17.18% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2000	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	0y 11m
Amount delinquent:	$195	Revolving credit balance:	$2,342	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-inspired-truth	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To combine bills and purchase a car
Purpose of loan:
PAY OFF 3 BILLS AND PURCHASE A USED CAR

My financial situation:
I am a good candidate for this loan because? Because i am honest hardworking and a 15yr Navy veteran who just has had some bad luck wife recently left me and I am looking to have a good start. Thank you for your time

Monthly net income: $ 3500 that is including my Navy disability

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 119 including the new car i would like 2 purchase
??Car expenses: $ 256
??Utilities: $ 210
??Phone, cable, internet: $ 215
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$204.40

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1989	Debt/Income ratio:	11%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$52,038	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	the-engaging-auction	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest debts
Purpose of loan:
This loan will be used to payoff high interest debts and loans.

My financial situation:
I am a good candidate for this loan because I am retired military and have a stable job on a contract with the U.S. Air Force.? I am responsible, honest, with high integrity and morals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$216.92

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1998	Debt/Income ratio:	8%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,450	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aggresive-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital and Inventory
This loan is for operating capital and inventory for a small apparel related business.? The money will be used to support marketing and sales efforts, build a new website, and invest in inventory.

In support of this request, I offer the following:

*BS in Business Administration
*Over 15 years professional experience. I've worked in investment banking and finance for top American companies
*Low debt to income (DTI) ratio which shows financial responsibility

Thank you for considering my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$362.23

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1988	Debt/Income ratio:	33%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$455	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	racco	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 88% )	740-760 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	3 ( 12% )	640-660 (Jul-2007)
Principal balance:	$3,237.75	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
New Siding
Purpose of loan:
(explain what you will be using this loan for) The purpose of this loan is to assist in paying for new vinyl siding on my home.
(explain why you are a good candidate for paying back this loan) I have worked in the Health Care field for 16 years as a Physical Therapist.? Therapists are in high demand and I am able to work side jobs at premieum rates to assist me in paying off this loan.? I currently manage a department of 50+ employees and have excellant earning potential.? I have one year left on an existing Prosper loan and have an excellent history of paying on the existing loan.?

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 700
??Insurance: $?200
??Car expenses: $?370
??Utilities: $ 250
??Phone, cable, internet: $?200
??Food, entertainment: $ 225
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 700
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$96.63

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2001	Debt/Income ratio:	14%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	commitment-control	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reliable transportation for work
Purpose of loan:
This loan will be used to? finance a reliable car?to allow?me to get back and forth from work and school

My financial situation:
I am a good candidate for this loan because? I am hard-working and responsible. Even though I haven't had my job for very long I can assure you that it is secure, and I have a good track record of fulfilling financial obligations. I am not high risk!!!

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $?400.00
?Insurance: $ 0
?Car expenses: $ 100.00
?Utilities: $ 0
?Phone, cable, internet: $?75.00
?Food, entertainment: $?0
?Clothing, household expenses $?40.00
?Credit cards and other loans: $ 80.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$657.54

Auction yield range:	17.18% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1981	Debt/Income ratio:	52%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,633	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I'm a?great candidate for this loan because?I have excellant credit and I will reduce debt by canceling all my credit cards?and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,669	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	credible-cash	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Truck Repairs
Purpose of loan:
This loan will be used to? Truck Repairs

My financial situation:
I am a good candidate for this loan because? my truck is paid for?and I have been in business for 5 years

Monthly net income: $ 4583

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2003	Debt/Income ratio:	4%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,222	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BeautyofMoney	Borrower's state:	Maryland	Borrower's group:	Investors and Entrepeneurs
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Dollar Store
Please visit this link for a more detailed description. Detailed Description
Purpose of loan: This loan will be used to purchase inventory for a dollar store that I am buying in the DC/MD/VA metropolitan area. Since its name is so generic, it?s very similar to a franchise. When the store opens, people already know what?s in there. So, you get customers on day one! I will manage this place after work and my brother will manage it while I am at work. My financial situation: I am a good candidate for this loan because I have an excellent credit score and I have never been late on a payment.? I chose to live at home with my parents instead of renting an apartment with friends because I wanted to save money to buy a business.? I have NO expenses. I live at home and my parents bought me the car I use. I would like to mention that I don't even need a loan because I have mutual funds that sum up to 31,000 at this very moment. I just don?t want to sell them because they have taken a loss from the market and I am waiting for it to go back up to par value. Please message me if you would like to see a snapshot of my mutual funds summary total. If everything goes wrong and I fail, I will still be able to make payments using my salary or I can sell my mutual funds to make payments. Income: Yearly Salary: 58,000 Yearly bonus: 5000Total income: $63,000Expenses: books/tv/entertainment: 200/monthTotal Expenses: 200/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$88,471	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-maverick	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WHIWAITING FOR INHERITANCE MONEY
Purpose of loan:
This loan will be used to? meet current obligations? for the next 21 days while I am waiting for inheritance money?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,000	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	leverage-genetics	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EXTERIOR REMODEL
Purpose of loan:
This loan will be used to? REMODEL EXTERIOR SURFACE OF RENTAL PROPERTY.

My financial situation:
I am a good candidate for this loan because? I OWN (NO LOAN) THE DUPLEX IM PLANNING TO REMODEL THE EXTERIOR TO STUCCO.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$543.64

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,331	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pure-interest	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher rate loans
Purpose of loan:
Paying off a couple High rate loans

My financial situation:
I?always pay on time and I pay more?the the min. I have been working on getting debt free for the?last past year. I did have 9 credit cards. I have paid 4 of them off and closed the accounts. That is my goal,?once they are paid off they get closed would just like to keep the American Express. My other cards are cut up already. I had to take?out a high rate loan at 29%?so I can get tires for my semi truck. If no tires no driving down the road, which means no income.?
My Trailer is almost paid off.?My last payment will be in Nov. I am planing to use that money to pay the tractor off early also.?My last payment on the tractor is June of 2010., if?I just make the $650 a month. Once I get Them two paid off I would very easily be able to pay off this loan in less then 36 months. Just need a little boost right now.?
I have only been leased to this company for 3 months now. But have been in trucking since 2001. I left my last employment due to real cheap frieght rates. Coulod not make it on a $1.00 a mile from CA to WI. and still make a truck payment. Was running myself in the red. I have been moving frieght from WI to NY for $2.00 a mile plus fuel.
And the truck in the picture is not mine by the way. One day would love something like that. But I have a 1999 KW
Monthly net income: $
Been driving every week. Get paid a percentage per load.
Been right around $5,000 to $8,000 a month after I put fuel in the truck.

Monthly expenses: $
??Housing: $ 0.00?stay in the truck 90% of the time and stay with family when I do go home
??Insurance: $?139.00
??Car expenses: $ 650.00 for truck, $800.00 for the trailer which is almost paid off $500 for SUV which I would like to sell, but no one wants to buy a Hemi right now.
??Utilities: $?0.00
??Phone, cable, internet: $ 100.00 Cell phone
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 1500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,578	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steelersfan26	Borrower's state:	Arizona	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to get a head start in paying off credit cards. I have finally graduated from college and I need a set plan to get my credit cards paid off.?I am tired of carrying these balances and want to be rid of credit card debt forever.? I just want to get my family's "new life" off to a good start.

My financial situation:
I am a good candidate for this loan because I always make my payments, and always make them on time.? My wife and I are also putting our condo up for sale next week and moving in with her parents (next week also),?which will save us about $400 a month.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 612
??Insurance: $ 80
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$98.69

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	35	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payment-zoo	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rebuilding my wings
Purpose of loan: I am asking for a chance to fly. On August 28, 2007, my brother Ryan passed away from a heroin overdose. My brother and I were best friends. He was an amazing person with a huge heart, contagious laugh and gentle nature. He had a wit that would have made one of the Buckingham Palace guards crack a smile. His battle with heroin lasted for ten years. My mother and I were never able to give up on him because he never gave up on himself. As a result, our lives revolved around Ryan's addiction. I don't regret that I voluntarily put my life on hold during his time of need. I had a degree, a job and friends but addiction is all consuming to everyone involved. When Ryan finally lost his battle to heroin, my Mother and I were lost. The three of us found laughter in every situation, no matter how bad; because that was the only way we survived the horror of what was actually happening. I was unable to return to work after my brother?s death. I started going to counseling and began to rebuild my life. I was hired as a Customer Service Representative at Expansys, Inc. in March of 2008. By the end of that same year, I was promoted to Office Administrator. Unfortunately, I was laid off in April 2009. Then I foolishly allowed myself to dip into my overdraft protection funds at the bank. Now I am in a cycle of overdraft fees, using one unemployment check to keep my account current and trying to live off my other monthly unemployment check. I treat my search for employment like a job and am sending out resumes every day. I have lived the past 12 years of my life in survival mode. I need a fresh start and will not be able to do that until I can climb out of this financial hole. I have spent the last two years rebuilding my wings and I am ready to fly, I just need some help to make my first jump.

My financial situation: I am a good candidate for this loan because I am very diligent about paying my bills on time. My mother has also generously offered to help me with this loan payment each month. I receive unemployment checks every two weeks and am searching for a job every day. I treat my search for employment like a job and know I will find something soon.

Monthly net income: $932
Monthly expenses:
Housing: $500
Insurance: $102.74
Car expenses: $196.00 (car payment) $79.65 (car insurance)
Utilities: Approx. $80.00
Phone, cable, internet: Approx. $65 (phone) $19.00 (cable)
Food, entertainment: $60
Clothing, household expenses $30
Credit cards and other loans: $ 25 (one credit card - interest free, rarely used) Student loan deferred
Other expenses: $ 30 (miscellaneous)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$774.47

Auction yield range:	3.18% - 13.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	51%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$40,300	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Hawg	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	800-820 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2006)
Principal balance:	$2,175.39	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
LOW RISK, HIGH RETURN!
No big sob story here. I'm simply looking to consolidate some debt. I have a flawless repayment history with Prosper (32 months). I plan to pay off the remaining $2,200 I owe Prosper as well as other credit card debt. By the way, for anyone considering borrowing from Prosper, I HIGHLY recommend it! I pay my bills and have a solid income. 25 years in the same career field, over 12 years with the same employer. My wife has over 20 years in her career field, 14 years with the same employer. Wife's income is not included on DTI ratio. Do you want a great return on your investment? Then please bid now! Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$316.73

Auction yield range:	8.18% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	23%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,053	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	heartpounding-rate	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.

My financial situation:
I am a good candidate for this loan because I have been a special?educator for 20 years. I am a very honest and trusting person who plans to consolidate my high interest credit card loans.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 400 (Renting with a rommmate)
??Insurance: $ 275
??Car expenses: $ 567
??Utilities: $100
??Phone, cable, internet: $ 125
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424660
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,365	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	neva27k	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 660-680 (Jul-2008)
Principal balance:	$168.39	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
My second loan

Purpose of loan:?
debt consolidation
My financial situation:?
This is my 2nd loan w/prosper.? I am ahead of schedule in paying on first and am continuing to whittle away at making my finances better.??As of Today I owe 170.00 out of the? 11,500.00 I borrowed.?

Despite the fact that my?rating has dropped, I have been very diligently?making efforts to consolidate and get rid of unsecured debts.? My debt to income ratio has significantly improved.??

I am re-posting my loan, with a different amount and %rate.? I wished to?request a smaller loan this time.? I will use this amount to consolidate a few more bills than I had initially planned for with my? $2500.00 request. I wanted to?take out a?series of?smaller loans vs. another large one because I wanted to help improve my credit by showing that my payments were on time, etc.? Somehow my last loan didn't show up on my credit report at all, and despite all my?efforts my credit score dropped anyhow.?

?(I will also use the funding from this loan and pay it off my first loan, the balance is less than $200.00)? Feel free to ask me any questions you have.

Updates:
Monthly net income: $ approx 3702.00 (my income only, my spouses is not listed here)

Monthly expenses: $
??Housing: $??480.00
??Insurance: $ 150.00
??Car expenses: $ 360.00 (car payment)
??Utilities: $ 500.00
??Phone, cable, internet: $ 250.00
??Food, gas, misc: $?300.00?
??Clothing, household expenses $?250.00
??Credit cards and other loans: $?795.00

My household:
1 child (10) and my spouse?to whom I've been married for 17 years?(whose income I did not consider in my listed income above).

We own our own home, have lived here for 15 years and have two vehicles, a 1998 ford ranger and a? 2008 Dodge Caliber (leased) (which I would love to get rid of to cut costs.? I haven't found a buyer for it yet so I can exit my lease without penalty.)? I have not re-financed our home to assist with my finances, as I am hoping to sell it within the next 3-5 years.

My employment:
I have worked for the same agency with the State of Ohio for 19 years and handle a lost time disability caseload for work related injuries.??

I appreciate your consideration, and assure you that bidding on my loan is not a high risk - I will diligently pay every cent back to you, and I'd much rather pay a real 'person' vs. a bank.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424666
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2006	Debt/Income ratio:	58%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,306	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	proud-return5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt and h
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i have not ever been late on any payments i owe. Quite?frankly?most of the time i pay quite early before the due date of any of my bills. If you see my credit report you would see proof that i have not ever been late.?I recently just paid off three of my credit cards this month (September) and changes have not been?made to my credit score yet. I really needed a loan for 10,000-12,000 and would perfer a longer time frame than the 36 months, but?my score has not rise up yet due to me paying off my credit cards. I really have two more credit cards to pay off and by this Friday 9/18/2009 i will pay off another credit card. I will then have one credit card that i will need?to pay-off and will pay-off if i get a loan. The other reason why i need this fund is mainly?for housing for a year. I am a senior at?Florida International University?majoring in Finance and will be graduating Spring of 2010, but need housing. I do have student loans and an auto loan. I will consolidate my student loans when i graduate because i will need to make payments to my student loan 6 months after i graduate. Hopefully by the grace of god i will be able to find a job in my career. My mother have moved to an efficiency since she is unable to make payments to the mortgage. She also was laid off April of 2009 which is enough to cover for her expenses. My father pass away May 8, 2009 which was two days after i turn 21 and my life is just a movie drama. Please consider in lending me any funds so i can pay off my last credit card and for housing.

Thank You

Monthly gross income $1,360
Monthly net income: $ 1,160

Monthly expenses: $
??Housing: $?
??Insurance: $?
? Car expenses: $?
??Utilities: $?
??Phone, cable, internet: $?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?Min is apprx. 30-40 since i will have one credit card debt after 9/18/2009
??Other expenses: (Auto Loan)?$ 483.23
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424672
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2007	Debt/Income ratio:	3%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	invincible-dinero	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car before the winter
Purpose of loan:
This loan will be used to purchase a used car from a family member. I am without a car right now because the engine randomly blew up. I am in need of one before the winter because I will not be able to use my bicycle anymore.

My financial situation:
I am a good candidate for this loan because I have a full time job, always have made payments on time, and have a backup source if I ever lost my job.

Monthly net income: $1,200.00

Monthly expenses: $420
? Phone: $70
??Insurance: $25
??Car expenses: $100
??Food, entertainment: $75
??Clothing, household expenses $50
??Credit cards and other loans: $0
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1991	Debt/Income ratio:	35%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	3 / 2	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	0y 0m
Amount delinquent:	$1,659	Revolving credit balance:	$1,396	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	SimonHova	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,107.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Financing a Vacation
Purpose of loan:
I am planning on taking a vacation with my girlfriend to Disneyworld. I can probably pay for the loan myself out of savings, however, I am hoping to finance the trip and keep my savings intact.

My financial situation:
I am currently attending college part-time, and working a variety of computer consulting jobs on a W-2 basis. I recently started working in one firm part-time, giving me a guaranteed income of $350 a week, and I am looking for a second job to supplement my income. Luckily, I have very little credit card debt, and very few expenses.

Right now, the only expenses I have are my Metrocard ($200/month), health insurance ($200/month) and gym membership ($9/month). My school is paid for with financial aid. My girlfriend pays for rent and all our other expenses.

The delinquency that is currently reported on my credit report is an old debt that was paid off over ten years ago. I have all the paperwork to dismiss it, but I must wait for a court date at the end of the month.

I've taken out two Prosper loans previously, and I have prepaid both of those loans. I intend to do the same with this one.

If I cannot fund this loan, I will resubmit with a lower amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	14	Length of status:	10y 0m
Amount delinquent:	$315	Revolving credit balance:	$577	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	60	Homeownership:	No
Inquiries last 6m:	3
Screen name:	marriage101	Borrower's state:	California	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) (Mar-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Just a little help!
Purpose of loan:
This loan will be used to pay off the remainder of my debts.? To just have one loan to pay back. Should be able to pay the loan back in 2 years instead of 3.

My financial situation:
I am a good candidate for this loan because I previously received a loan from prosper in 2006.? I had no late payments and even made extra payments on ocassion.??My?credit rating with prosper the last time was a C.? They have it now as HR and I am not sure why and my?rating as a 4.? I am not sure why the rating this time is so bad but?I Promise to pay back?all the funds that are given to me.? I do have? a few delinquent payments?which were in the past (06-07) but for the last 2 years I have been current on all my payments thanks to the help of the previous prosper laon.? Now I am at the home stretch with 3 credit cards left all with balances under $400 and a student loan balance of $450.00 and 2 other items that is on my credit report totaling $315.00 and to catch up on my home bills..? I just want one?payment?so my mind can be at ease.

Thank you?in advance for your help.??

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $?225 monthly
?Car expenses: $470.00 monthly
??Utilities: $ 250.00 (water, garbage, pge)
??Phone, cable, internet: $?250.00
??Food, entertainment: $?300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 1100.00 (3 cards)
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	21%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,815	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	20
Screen name:	blissful-marketplace	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to payoff credit card
Purpose of loan:
This loan will be used to pay off a very high interest rate credit card that I have.? I had to use it for my son's college education.

My financial situation:
I am a good candidate for this loan because I have ALWAYS paid all my bills on time, even early.? I have a house with payments, two cars with payments, and never ever miss a payment.

Monthly net income: $ 6000 Approximately

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 98
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$109.97

Auction yield range:	14.18% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	25%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,709	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reflective-exchange	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Take a chance, we are worth it
We need your help!? We have a few small bills we would like to pay off to get us caught up and help us follow our budget.? We recently moved and had some extra expenses (utility bills, items needed for the house, etc.) that have set us back a bit.? We have a budget and we have added this loan in and are confident it is a payment we can handle.? We need to get things paid off so we can start putting money away for our daughter's graduation in May of 2010?and to hopefully be able to invest in prosper as well.? We came by our credit score with the best intentions.? It is not because we were careless and just ran our bills up, we were foster parents who provided a home for more than 7 children who weren't our own, most of them teenagers.? You know what they say about feeding teenagers - it can put you in the poor house!? Our intention was to treat them as our own children and when you have ten children all at once (our own 3 and 7 fosters), money tends to run out quickly.? We gave about everything we had to help these kids, and now we are still paying the price.? We made the decision to stop fostering, but we have taken on the lifelong commitment of raising our neice who is now 3, so we have had and continue to have expenses (daycare, diapers, etc) that we thought we were done with.? We have tried to help others, hopefully some of you out there will choose to see beyond our credit score and help us out.

I am a good candidate for this loan because my wife and I have stable, full-time jobs.? My wife also has a second job as a volleyball coach and I work on the weekends detailing cars.? We work hard to make sure our bills are paid and are frustrated when we have to wait until the next pay period to pay a bill because an unexpected expense arises.? We need a savings account for these types of things and this loan will help us begin saving.? By making payments through automatic withdrawal, we are confident the payments for this loan will always be made timely and the amount of payment should be well within our budget.? We cannot stress enough how important it is to us to keep our bills paid on time, which is why we are asking for this loan now.

Monthly net income: $ 4550

Monthly expenses: $ 3700??
?Housing: $ 800??
?Insurance: $ 315??
?Car expenses: $ 150??
?Utilities: $ 350??
?Phone, cable, internet: $ 305??
?Food, entertainment: $ 400??
?Clothing, household expenses $?200??
?Credit cards and other loans: $ 750??
?Other expenses: $ 430
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1985	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	40 / 35	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	31y 2m
Amount delinquent:	$0	Revolving credit balance:	$44,458	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bid-allocator	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 64,000

Monthly expenses: $
??Housing: $ 2987
??Insurance: $?inclued in mortgage
??Car expenses: $ 172
??Utilities: $ 300
??Phone, cable, internet: $ 139
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1,200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424726
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.43%	Starting borrower rate/APR:	11.43% / 13.55%	Starting monthly payment:	$164.71

Auction yield range:	3.18% - 10.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,486	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goboilers89	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	800-820 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	820-840 (Mar-2008)
Principal balance:	$8,485.27	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Buying inventory for Spring 2010
Purpose of loan:
This loan will be used to? buy inventory for Spring 2010. We have signed orders for several current retail customers and must buy material for production.

My financial situation:
I am a good candidate for this loan because? We have a successful business that is growing quickly. We started in 2006 and our revenue to date is up 300% from 2007-2009. Because we are an inventory business we must build and stock inventory for our peak season. I encourage you to visit our web site, www.konfidence-usa.com, and also view our profile and customer feedback at amazon.com. My wife and I are the sole owners and we have funded this business ourselves to this point. We are also looking for longer term investors as we continue to grow and explore new markets.
Prior to starting this business I was a Corporate Officer with Fortune 250 company for 15 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$587.70

Auction yield range:	11.18% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	39%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,122	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	agile-benjamins	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I've handle my finances very good in the past. I'm in debt now due to the economic situation being faced by everyone right now. The prove to this fact is that my credit score has been very high for many years.

Monthly net income: $ 55,000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1996	Debt/Income ratio:	5%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,473	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Neshat	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 79% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	3 ( 21% )	640-660 (May-2008) 540-560 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Medical Expense, 2nd time borrower
Purpose of loan:
Medical expense

My financial situation:
I am paying for my mother's medical expenses, I have a stable job and plan to pay it off by Feb 2010.

Monthly net income: $ 10500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1978	Debt/Income ratio:	34%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	1	Total credit lines:	52	Length of status:	11y 0m
Amount delinquent:	$1,170	Revolving credit balance:	$10,657	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	laidback59	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007)
Principal balance:	$3,487.69	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
This loan will be used to get rid of one high interest credit card and reduce an existing prosper loan interest rate. The value of my real estate has decrease in value and I have decided to do a loan modification on my primary resident and my credit report should now reflect that move to lower my interest rate and possibly showing a partial payment or a thirty day late. I am a very credit worthy I have always pay my bills on time. I have always managed debt fairly well. I own rental properties. I provide safe and affordable housing. I believe in helping one another. I am a prosper lender and have a total of nineteen active loans with a balance owe to me of $2575.30. The inquiry on my credit report is an old bankruptcy that?s due to come off the report. On September 11 our grocery store took a dive along with the rest of America. We were forced to close the store and file. I have been rebuilding my credit every since.

Monthly net income: $ 2600.00 Monthly expenses: $2051.00 Housing: $799.18 Insurances: $146.35 Car expenses: $80.00 Utilities: $98.00 Phone, cable, internet: $136.00 Food, entertainment: $100.00 Clothing, household expenses $100.00 Credit cards and other loans: $492.00 Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.75%	Starting borrower rate/APR:	16.75% / 18.94%	Starting monthly payment:	$124.35

Auction yield range:	11.18% - 15.75%	Estimated loss impact:	10.36%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1994	Debt/Income ratio:	37%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,968	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2009) 660-680 (May-2009) 700-720 (May-2008)
Principal balance:	$1,573.24	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off truck and credit cards
Paying off truck and 2 credit cards to improve my credit for a house next year fro my family.? I am very secure in my job and almost to pay off my first prosper loan with 100% ontime payments.?
Debts:
Rent: 450
Utilities:150
Phone: 50
car payment:310
Credit cards: 200
Prosper loan: 115, payed off April 2010
Stud. loan: 82?
Misc:?200???
Total: 1550
Income: 2200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.25%	Starting borrower rate/APR:	29.25% / 31.62%	Starting monthly payment:	$273.27

Auction yield range:	11.18% - 28.25%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	37%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	20y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,017	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	p2p-guard	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off an upside-down car
Purpose of loan:
This loan will be used to?pay off?the difference between what I'm selling my truck for and the balance remaining on the note.

My financial situation:
I am a good candidate for this loan because:

I have worked diligently and eliminated $50,000 in unsecured debt over the past two years.? I already have a reliable, paid-for vehicle, and no longer want or need a large car loan.??The?vehicle I am selling and?paying off is a 2009 Toyota Tacoma and has a monthly payment of $558.?I can easily afford the payment on this new loan in place of that car loan.? Our total gross household income is approximately $150,000. By taking this step, I am reducing my total debt picture and will be able to continue my plan of being completely?debt-free within 3 years.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cash-rhythm	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vicious payday and title loan cycle
Purpose of loan:
This loan will be used to? Consolidate my debt. Most importantly the vicious cycle of "payday loans" and "title loans". I've worked very hard to re-establish a good credit score, and while title and payday loans have helped to get my score back to almost 690, I find myself having to keep extending them rather than pay them off to the tune of almost $600 a month in interest. The ability to consolidate into an afforadable monthly payment would be a huge burden off of my family.
Thank you!!!

My financial situation:
I am a good candidate for this loan because? I work in banking myself and get to see first hand the consequences of having poor credit and not keeping up with loan and bill payments.? Also, my father owns the home I live in which keeps my monthly expenses down making keeping up with a loan payment easily managable.

Monthly net income: $ 1376.48

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $?150.00
??Utilities: $ 0
??Phone, cable, internet: $?150.00
??Food, entertainment: $?400
??Clothing, household expenses $?70.00
??Credit cards and other loans: $ 130.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,490.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.24%	Starting borrower rate/APR:	21.24% / 23.49%	Starting monthly payment:	$283.11

Auction yield range:	17.18% - 20.24%	Estimated loss impact:	19.14%
Lender servicing fee:	1.00%	Estimated return:	1.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	17%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,235	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CAB5	Borrower's state:	Washington	Borrower's group:	WorldVision
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,900.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off high interest credit card debt.

My financial situation:
I am a good candidate for this loan because I have obtained a previous prosper loan and paid it off with no problems. This loan will decrease my monthly expenses and allow me to pay off this debt in a three year period. I have been at my current employer for over seven years with increasing?salary and responsibilities throughout. I will use this loan to pay off the $290/month credit card bill. I also have my car paid off. The public record occurred during a bankruptcy in 2003. Since 2003, I have?had no delinquencies?or negative marks.

Monthly net income: $5235

Monthly expenses: $4167
??Housing: $2100
??Insurance: $168
??Car expenses, including gas: $360
??Utilities: $210
??Phone, cable, internet: $89
??Food, entertainment: $510
??Clothing, household expenses: $150
??Credit cards: $290
? Student loan: $210
??Other expenses: $80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$501.30

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,361	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-elevator	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off on my credit cards

My financial situation:
I am a good candidate for this loan because?
I am a hard working individual who is responsible in paying my monthly bills on time and I usually pay at least between $30-$50 over the minimum amount due.? I have twins who have started high school and would like to be able to give them things that I never had.? My wife and I are both employed and have good paying jobs but unfortunately hit some hard obstacles over the past few years where we accumulated credit card debt - much like many American households today.? We would like to get a fresh start and pay off on these credit cards so that we will not be stressed out thinking it will take us years to pay off on the amounts owed.? I would greatly appreciate it if someone could please help us out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$184.63

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1994	Debt/Income ratio:	23%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,613	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-proud-wealth	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate my debt Please
Purpose of loan:
This loan will be used to? pay some of my credit card debt off.? I have a few cards that have a very high interest rate and would like to get it down to one payment.? My husband was out of work for three months last year and my credit cards got us through during that time.?

My financial situation:
I am a good candidate for this loan because? I have been in the same job for almost 7 years and have been in the same career for 13 years.??I have always been?financially responsible.? I am current on all of my bills and hope that Prosper will work for me.? My credit took a hit when I got a divorce in 2002 and had to file bankruptcy as I could not afford to continue making payments on a home and two cars alone.??This is the only reason I was unable to obtain a commerical loan from our credit union.? I am now remarried and my husband contibutes to the household bills.? We will both be contributing to pay back this loan however I am unable to include his income.? He makes approximately $30,000 per year and pays half the expenses indicated below.?

Monthly net income: $ 3170.00

Monthly expenses: $ I have not included the items that my husband pays for.
??Housing: $ 1235.00
??Insurance: $ 65.00
??Car expenses: $ 381
??Utilities: $?0
??Phone, cable, internet: $?0
??Food, entertainment: $?200
??Clothing, household expenses $?0
??Credit cards and other loans: $ 335
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$332.55

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	29%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$109,998	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	rewardologist	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Despite the proprietary Prosper.com credit rating, my long credit history proves that I NEVER have been late with my debt payments.? After paying for my MBA mostly with credit cards I plan to consolidate this debt, hopefully at a better rate.? I earn a solid income, receive an annual bonus equal to 80% or more of my base pay and fortunately work for a company that has come through the financial crisis in great shape.? So, I could potentially repay this loan before the final maturity date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424798
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	20	Length of status:	4y 0m
Amount delinquent:	$4,487	Revolving credit balance:	$92,414	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	exact-vigilance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills
Purpose of loan:
The?loan will be used to pay off my car and some of the credit card bills

My financial situation:
I am a good candidate for?a loan because I own my business and I can pay it on time and in full????????

Monthly net income: $ 6,500????????

Monthly expenses: $
??Housing: $ 2500????????
??Insurance: $ 100?
??Car expenses: $ 320?
??Utilities: $ 300
??Phone, cable, internet: $ 140
??Food, entertainment: $ 800
??Clothes, household expenses $ 100?
??Credit cards and other loans: $ 750
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2005	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	proud-dough	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
currently on workers compensation
Purpose of loan:
This loan will be used to?pay monthly bills like car?loan and rent.?????

My financial situation:
I am a good candidate for this loan because? i am a full time worker and i am currently out on workers comp due to a car accident at work.????i should be back to work within a month or so but for now im starting to get behind on bills.

Monthly net income: $ 3,600????????

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $ 475
??Utilities: $?????
??Phone, cable, internet: $ 300????
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1991	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	28y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,610	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	united4jc	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 71% )	680-700 (Latest)
Principal borrowed:	$6,250.00	< mo. late:	5 ( 29% )	680-700 (Jul-2009) 660-680 (Mar-2008)
Principal balance:	$3,554.02	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay off pay day loans
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$415.98

Auction yield range:	4.18% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1994	Debt/Income ratio:	64%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$41,008	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2009) 720-740 (Apr-2008) 720-740 (Feb-2008)
Principal balance:	$11,617.61	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Lower Our Interest Rate

Please Help Me Stay with Prosper

In May of 2008, I was fortunate enough to gain the support of Prosper Lenders to help me transfer an $18,000 credit card balance from Citibank to Prosper.? Although my rate only went down to 23% from 29%, I was more than thrilled to be paying interest to individuals rather than Citibank.? Over the past fourteen months, I have proudly upheld my commitment and made each payment on time and in full.? As a result, I have paid down my loan from $18,000 to $12,000.

I am now in a position to pay off the full balance of $12,000 immediately.? However, if I can obtain a reasonable rate (preferably under 10%), then I'd prefer to continue paying monthly in order to keep my $12,000 in cash reserves for emergency purposes.

Thanks in advance for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1989	Debt/Income ratio:	44%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	29	Length of status:	1y 2m
Amount delinquent:	$535	Revolving credit balance:	$2,526	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sugar1118	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	580-600 (Feb-2008) 600-620 (Jan-2008)
Principal balance:	$1,787.23	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
College & Consolidation
Purpose of loan:
This loan will be used to help with my daughter's college expenses and pay-off some smaller credit cards.

My financial situation:
First of all let me say Thank You for your help and consideration.? My daughter is entering the dental hygeinist program at Missouri College.? This is a tech. school with an 18mo program.? It is expensive, but she will be ready to enter the work force upon graduation and has the potential to earn a very good salary.? I wish to help her get through this program and give her a nice start to her career.? I have changed jobs since my first application.? I now work for a School District in the Superintendents office as a secretary.? I'm making the same as I was, but my income is very stable.? My husband's income take care of most of our living expenses and I only take care of the nessecities such as food, clothing ect.? I do plan to pay-off a couple of small credit cards along with helping with my daughters schooling.? Thank you again for your consideration.
Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ husband pays
??Insurance: $ husband pays
??Car expenses: $ husband pays
??Utilities: $ husband pays
??Phone, cable, internet: $ husband pays
??Food, entertainment: $ 150.
??Clothing, household expenses $ 100.
??Credit cards and other loans: $?60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	40	Length of status:	2y 6m
Amount delinquent:	$314	Revolving credit balance:	$16,454	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	nuberlin06	Borrower's state:	Wisconsin	Borrower's group:	Wisconsin Area Investors, Borrowers and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,200.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 660-680 (Jun-2008) 640-660 (Dec-2007) 640-660 (Nov-2007)
Principal balance:	$731.91	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Pay off higher rate credit cards
Purpose of loan:
This loan will be used to pay-off high interest credit and to consolidate loans thus improving my credit score.

My financial situation:
I am a good candidate for this loan because my income is stable and will soon actually lower my monthly payments with this loan.? I have paid my first Prosper loan in full and am always paying my current Prosper loan on time.? I am current on all other obligations.? I value my credit!

Monthly net income: $ 2,200.00

Monthly expenses: $
??Housing: $ 750.00
??Insurance: $ 150.00
??Car expenses: $ 311.00
??Utilities: $ 219.00
??Phone, cable, internet: $?95.00
??Food, entertainment: $ 375.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	9%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,424	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	grid5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because I?work for a strong firm and have a good history of repaying debts on time.? Every year I am eligible for an annual performance bonus.?Over the last three years it has averaged $115,000.? While there is no guarantee that I will receive a similar sized bonus in January 2010, I'm confident that I will receive a bonus large enough to pay down my credit card obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	37%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,249	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	commerce-prospector	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate all my credit cards into one payment a month. Also, part of the money will be to help my granddaughter to do the same thing.

My financial situation:
I am a good candidate for this loan because I make all my payments on time and I am in a fair credit standing. I had to file bankruptcy 8 years ago due to medical bills. Since then, I have been trying to rebuild my credit and put myself in a better standing.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,435	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	efficient-bid2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use
Purpose of loan:
I am borrowing to fund part of my business.?Our business?specializes in custom?software application development ranging from simple apps for mobiles to complicated financial software for research and analysis. I will be utilizing the loan for equipment upgrades, expansion?and operational costs over the course of the next 3 years.

My financial situation:
I am a good candidate for this loan because?. I?am in excellent financial health, I?just finished paying $48,000 in loan over the last 3 years. I hold an advanced degree in engineering and I had to pay my own tuition and expenses, I sucessfully was able to earn well and pay off the debt in full. I am also a man of discipline, you can be rest assured that you will be paid back on time with interest.

Update: The credit card debt you see on this listing is paid off, it is part of the $48,000 that I just finished paying off. I?was told by?my bank that it takes about 30 days for the credit file to be updated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2001	Debt/Income ratio:	55%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$59,938	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-driver	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Bicycle company
Purpose of loan:
Investments and/or private loans will primarily be utilized to purchase initial
inventory.Ultimately, investments will be used to create the Gryphon Bike Co. Brand.
We currently have 3 years financial projections and an executive summary with operational details.

My financial situation:
Our company was founded by the owners of Palm Beach Bicycle Trail Shop, which is located on the Island of
Palm Beach, Florida. Owned and operated since 1974, Palm Beach Bicycle Trail Shop has also expanded with the purchase a specialty bicycle shop in Jensen Beach, Florida. The founders of Gryphon Resort Supply possess over 40 years combined experience paired with a long history of providing quality service and products within the specialty bicycle retail industry. We take great pride in providing resorts with unique high-quality products and exceptional service.

Monthly net income: $ 2650

Monthly expenses: $
??Housing: $ 575 ????
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 175
??Phone, cable, internet: $ 45
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2007	Debt/Income ratio:	10%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$382	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	3721	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,703.46	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-Never Late...Expanding bus
Purpose of loan:
This loan will be used to?
Fund equipment purchases?to expand?landscaping business.
My financial situation:
I am a good candidate for this loan because?
This is my second Propser loan.?The first loan has been open for almost 2 years and all payments have been made on time.?The business that I started has taken off and I now have two employees.?I am looking to purchase a company vehicle, as well as additional landscaping equipment.?I still work part-time for my former boss. I have known him for over seven years and he continues to guide me?with my business.? I am young and still establishing my credit, which is why I am turning to Prosper for this loan. ?

Monthly net income: $4,500.00

Monthly expenses: $
??Housing: $ 250.00
??Insurance: $ 450.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$26,380	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	benefit-sphinx	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Graduate Student Tuition Expenses
Purpose of loan:
I will use this loan towards paying for living and tuition expenses.? This primarily includes rent and some tuition.

My financial situation:
I am a good candidate for this loan because I will be able to pay down this loan with student funds that I will be receiving in January.? I am this current predicament because I took summer course that were not covered by my student loans.? My tuition cost in the Spring will be much lower because I am taking fewer units, this gives me additional funds that I would otherwise need at the moment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 28.39%	Starting monthly payment:	$39.50

Auction yield range:	11.18% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	midaran	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transmission Needs A Rebuild
Purpose of loan:
This loan will be used to have my automatic transmission rebuilt.?????????

My financial situation:
I am a good candidate for this loan because i have very little debt. Also, I am living and taking care of my grandmother, so i only pay $200 for rent.
Every payment i've made in the last 4 years including car, insurance, phone and medical have been on time. I am financially responsible. I am seeking a loan for this transmission work because i do not have the funds to pay the cost up front.

Monthly net income: $ 1,550.00

Monthly expenses: $
??Housing: $ 200????
??Insurance: $ 103.00????
??Car expenses: $ 303.00????
??Utilities: $ 0
??Phone, cable, internet: $75
??Food, entertainment: $ 150????
??Clothing, household expenses $25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.